Share capital	12 Months Ended
Dec. 31, 2019
Share capital.
Share capital

14. Share capital

	Number of shares
	Common	Treasury
	shares	shares	Total
Balance at January 1, 2018	15,384,988	(1,964,973)	13,420,015
Issue of shares — capital increase	13,179,043	(278,027)	12,901,016
Settlement of suppliers' invoices	—	87,176	87,176
Net purchase of treasury shares	—	(2,652)	(2,652)
Balance at December 31, 2018	28,564,031	(2,158,476)	26,405,555
Issue of shares — capital increase	4,284,604	(4,284,604)	—
Settlement of suppliers' invoices	—	196,610	196,610
Net sale of treasury shares	—	2,983	2,983
Balance at December 31, 2019	32,848,635	(6,243,487)	26,605,148

The Company maintains a liquidity contract with Kepler Capital Markets SA (“Kepler”). Under the agreement, the Group has provided Kepler with cash and shares to enable them to buy and sell the Company’s shares. At December 31, 2019, 27,925 (2018: 30,908) treasury shares are recorded under this agreement in the treasury share reserve and CHF 13,968 (2018: CHF 7,983) is recorded in other financial assets.

At December 31, 2019, the total issued share capital is CHF 32,848,635 (2018: CHF 28,564,031), consisting of 32,848,635 shares (2018: 28,564,031). All shares have a nominal value of CHF 1.

On May 17, 2019, the Company issued 4,284,604 new shares from the authorized capital to its 100% owned subsidiary, Addex Pharma SA at CHF 1. These shares are held as treasury shares.

On March 28, 2018, the Company increased its share capital by issuing 13,037,577 new shares with a nominal value of CHF 1 each at an issue price of CHF 3.13 per share. Of these new shares, 12,901,016 were placed with investors raising CHF 40.4 million of gross proceeds and the remaining 136,561 new shares were recorded as treasury shares at the issue price of CHF 427,436. Each new share received a 7‑year warrant to purchase 0.45 of a share at a price of CHF 3.43 per share. A total of 5,866,898 warrants were granted of which 5,806,882 to investors. The fair value of each of the warrants issued to investors is CHF 0.56, and has been calculated using the Black‑Scholes valuation model and recorded in equity as a cost of the capital increase, with a volatility of 37.15% and an annual risk free rate of 0.13%. The total value of the warrants granted to investors amounts to CHF 3,308,982.

On March 16, 2018, the Group issued 141,466 new shares from the conditional capital to its 100% owned subsidiary, Addex Pharma SA at CHF 1. These shares have been issued to replenish the treasury share reserve, which had previously been used to settle the exercise of share options.

For the fiscal year ended December 31, 2019, the Group used 196,610 treasury shares (2018: 87,176) to purchase services from consultants including 113,099 (2018: 37,824) shares for Roger Mills, the Group’s Chief Medical Officer (2018: 32,362 shares for Tim Dyer, the Group’s Chief Executive Officer). The total value of consulting services settled in shares was CHF 289,214  (2018: CHF 208,084). Under a liquidity agreement, the Group recorded net sales of treasury shares of CHF 5,986 (2018: net purchases of CHF 5,190).